SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  MARCH 18, 1998



                           DYNAMIC MATERIALS CORPORATION
            (Exact name of registrant as specified in its charter)



            DELAWARE                  0-8328                    84-0608431
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  (State or other jurisdiction      (Commission                (IRS Employee
        of incorporation)          File Number)             Identification No.)



      551 ASPEN RIDGE DRIVE, LAFAYETTE, CO                   80026
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    (Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code:  (303) 665-5700



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         (Former name or former address, if changed since last report)


                        EXHIBIT INDEX APPEARS ON PAGE 5



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On March 18, 1998, the Registrant acquired certain assets of Spin Forge, LLC. The assets acquired were used by Spin Forge in the manufacture, selling and marketing of metal formed products, including tactical missile motor cases and titanium pressure vessels for the commercial aerospace and defense industries (the "Business"). The Registrant anticipates using the assets acquired for similar purposes. The assets acquired consisted principally of inventories, machinery, equipment (including computer equipment), and certain trade names used in the Business, as well as a lease of the facilities at which the Business is conducted.

      The purchase price of $3,860,411 was paid by the delivery of $2,351,789 in cash, the assumption of certain liabilities in the amount of $1,058,822 and the delivery of 50,000 shares of the Registrant's Common Stock valued at $8.996 per share or the average closing price of the Registrant's Common Stock over the 45 day period immediately preceding the closing. The purchase price is subject to post-closing adjustment based upon subsequent accounting adjustments for inventory and assumed liabilities. The amount of the post-closing adjustment (to be determined within 60 days of closing) is not anticipated to be material. In addition, the Registrant paid $10,000 at the closing for an option to purchase the real property at which the operations of the Business are conducted at a purchase price of $2,880,000 (subject to certain adjustments), which option may be exercised under certain conditions until January 2002, subject to the Registrant's right to extend the option under certain conditions.

      There are no material relationships between the directors, officers, or affiliates of the parties to this transaction. Joseph Allwein, President of Spin Forge, LLC, became the Vice President and General Manager of the Spin Forge Division of the Registrant upon the closing of the transaction.

      The source of funds used for the acquisition included $2,351,789 of borrowing from KeyBank of Colorado under a revolving line of credit made in the ordinary course of business.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of business acquired.

      It is not practicable to provide required financial statements at the date of the Form 8-K. The Registrant shall provide an audited balance sheet as of December 31, 1997 and an audited statement of income and cash flow for the year ended December 31, 1997. The indicated financial statements will be filed not later than 60 days after this report on Form 8-K must be filed.

(b) Pro forma financial information.

      In addition, pro forma financial statements complying with Article 11 of Regulation S-X will be filed not later than 60 days after this report on Form 8-K must be filed.

(c)   Exhibits.






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      2.1   Asset Purchase Agreement, dated as of March 18, 1998, between the
            Registrant, Spin Forge, LLC, Joseph Allwein and Darlene Bauer
            Allwein.

      10.1 Option Agreement, dated as of March 18, 1998, between the Registrant and Spin Forge, LLC.

      10.2 Operating Lease, dated as of March 18, 1998, between the Registrant and Spin Forge, LLC.

      10.3 Loan Agreement, dated as of March 18, 1998, between the Registrant and Spin Forge, LLC.

      10.4 Personal Services Agreement, dated as of March 18, 1998, between the Registrant and Joseph Allwein.

      10.5 Stock Agreement, dated as of March 18, 1998, between the Registrant and Spin Forge, LLC.

      10.6 Stock Agreement, dated as of March 18, 1998, between Joseph Allwein and the Registrant.

      10.7 Non-Competition Agreement, dated as of March 18, 1998, between Joseph Allwein and the Registrant.

      10.8  Master Promissory Note, dated as of March 18, 1998, by Spin Forge,
            LLC.

      10.9 Personal Guaranty, dated as of March 18, 1998, between the Registrant, Joseph Allwein and Darleen Bauer Allwein.

      99.1 Press release dated March 18, 1998.






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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          DYNAMIC MATERIALS CORPORATION
                                    (Registrant)


Date  April 1, 1998                 By: /S/  RICHARD A. SANTA
                                       ----------------------
                                    Name:  Richard A. Santa
                                    Title: Vice President, Finance, Chief
                                           Financial Officer and Secretary







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                                 EXHIBIT INDEX

EXHIBIT
   NO.      DESCRIPTION

   2.1 Asset Purchase Agreement, dated as of March 18, 1998, between the Registrant, Spin Forge, LLC, Joseph Allwein and Darlene Bauer Allwein.

  10.1 Option Agreement, dated as of March 18, 1998, between the Registrant and Spin Forge, LLC.

  10.2 Operating Lease, dated as of March 18, 1998, between the Registrant and Spin Forge, LLC.

  10.3 Loan Agreement, dated as of March 18, 1998, between the Registrant and Spin Forge, LLC.

  10.4 Personal Services Agreement, dated as of March 18, 1998, between the Registrant and Joseph Allwein.

  10.5 Stock Agreement, dated as of March 18, 1998, between the Registrant and Spin Forge, LLC.

  10.6 Stock Agreement, dated as of March 18, 1998, between Joseph Allwein and the Registrant.

  10.7 Non-Competition Agreement, dated as of March 18, 1998, between Joseph Allwein and the Registrant.

  10.8      Master Promissory Note, dated as of March 18, 1998, by Spin Forge,
            LLC.

  10.9 Personal Guaranty, dated as of March 18, 1998, between the Registrant, Joseph Allwein and Darleen Bauer Allwein.

  99.1      Press release dated March 18, 1998.